UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2004

SUPERIOR ESSEX INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-50514	20-0282396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Interstate North Parkway Atlanta, Georgia 30339
(Address of Principal Executive Offices)

(770) 657-6000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition; and

Item 7.01.                                          Regulation FD Disclosure.

On September 8, 2004, Superior Essex Inc. made presentations to equity and fixed income investors.  Superior Essex Inc. hereby incorporates by reference herein the information set forth in its slide presentations dated September 8, 2004, copies of which are attached hereto as Exhibit 99.1.  The attached slide presentations make reference to certain non-GAAP financial measures.  A reconciliation of such non-GAAP measures is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

99.1	Slide presentations dated September 8, 2004.

99.2	Reconciliation of non-GAAP financial measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.

Date: September , 2004	By:	/s/ David S. Aldridge
David S. Aldridge
Executive Vice President,
Chief Financial Officer and Treasurer